UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

OKANA VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-33715
(Commission File Number)

20-2881151
(IRS Employer Identification No.)

Moliere No. 222, Torre de Oficinas, Col. Los Morales Polanco,
Delgacion Miguel Hidalgo, Mexico City, Mexico
 (Address of principal executive offices and Zip Code)

(775) 636-6986
Registrant's telephone number, including area code

_________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 21, 2013, Anderson Bradshaw PLLC of Salt Lack City, Utah (“Anderson Bradshaw”) was dismissed by Okana Ventures, Inc. (the Company”) as independent registered public accounting firm.

During the period from May 9, 2005 (Inception) to September 30, 2012, reports of Anderson Bradshaw’s predecessor Child, Van Wagoner & Bradshaw, PLLC (“CVB”) on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the years ended December 31, 2006 to 2011 and its Form SB-2 for the period ended July 31, 2006 included a going concern qualification.

During the periods referred to above, (i) there were no disagreements between the Company and CVB or Anderson Bradshaw on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of CVB or Anderson Bradshaw would have caused CVB or Anderson Bradshaw to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On February 22, 2013, the Company provided Anderson Bradshaw with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Anderson Bradshaw furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated February 22, 2013, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

On February 21, 2013, the Company engaged MaloneBailey, LLP of Houston, Texas (“MaloneBailey”) as its independent registered public accounting firm for the Company’s year ended December 31, 2012. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on February 21, 2013.

During the periods referred to above, the Company has not consulted with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description

16.2	Letter from Anderson Bradshaw dated February 22, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OKANA VENTURES INC.

Date: February 22, 2013	By:	/s/ “Maria Peralta”
Maria Peralta
President, CEO, CFO and Director
(Principal Executive and Principal Financial and Accounting Officer and Director)

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